Exhibit 10.2

EXTENSION AGREEMENT

dated as of September 26, 2003

extending the

$250,000,000

AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

among

FEDEX CORPORATION,
as Borrower,

CITICORP USA, INC. and BANK OF AMERICA, N.A.,
as Co-Syndication Agents,

BANK ONE, NA, COMMERZBANK A.G.,

BANK OF TOKYO-MITSUBISHI TRUST COMPANY

and THE ROYAL BANK OF SCOTLAND PLC,
as Co-Documentation Agents,

The Several Lenders
from Time to Time Parties Thereto,

and

JPMORGAN CHASE BANK,
as Administrative Agent

dated as of September 27, 2002

J.P. MORGAN SECURITIES, INC., as Sole Lead Arranger and Sole Bookrunner

EXTENSION AGREEMENT, dated as of September 26, 2003 (this “Agreement”), among FEDEX CORPORATION, CITICORP USA, INC. and BANK OF AMERICA, N.A., as Co-Syndication Agents, BANK ONE, NA, COMMERZBANK A.G., BANK OF TOKYO-MITSUBISHI TRUST COMPANY and THE ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agents, the several LENDERS party hereto and JPMORGAN CHASE BANK, as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, the Co-Documentation Agents, the Co-Syndication Agents and the Administrative Agent are parties to the Amended and Restated 364-Day Credit Agreement, dated as of September 27, 2002 (the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Maturity Date of the Credit Agreement be extended as set forth herein;

NOW, THEREFORE, in consideration of the promises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

SECTION 1.                                Defined Terms.  Unless otherwise defined herein, each term defined in the Credit Agreement and used herein shall have the meaning given to such term in the Credit Amendment.

SECTION 2.                                Extension of Maturity Date.  Notwithstanding any of the notice requirements of Section 2.17 of the Credit Agreement and except as otherwise provided in Section 4 of this Agreement, but otherwise subject to such Section 2.17, the Maturity Date is hereby extended to September 24, 2004, with the Commitment of each Lender as set forth in Schedule A to this Agreement.

SECTION 3.                                Conditions to Effectiveness of this Agreement.  This Agreement shall become effective on the date (the “Extension Effective Date”) on which the following conditions precedent have been satisfied:

(a)                                  the Administrative Agent shall have received counterparts of this Agreement duly executed and delivered by each of (i) the Borrower and (ii) the Lenders;

(b)                                 the Administrative Agent shall have received an opinion of Christine P. Richards, counsel for the Borrower, dated as of the Extension Effective Date (in form and substance reasonably satisfactory to the Administrative Agent);

(c)                                  no Default or Event of Default shall have occurred and be continuing;

(d)                                 the principal amount of and accrued interest on any Loans and any fees or other amounts owing to the Lenders under the Credit Agreement, as of the Extension Effective Date, shall be paid; and

(e)                                  the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Extension Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower.

SECTION 4.                                Assignment; Commitments.   On the Extension Effective Date, each of the Lenders party to the Credit Agreement (as in effect immediately prior to the effectiveness of this Agreement) whose Commitment will be reduced or terminated in connection with this Agreement (the “Assigning Lenders”) agrees to assign all or a portion, as the case may be, of its Commitment (as in effect immediately prior to the effectiveness of this Agreement) and its related rights and obligations under the Credit Agreement and the other Loan Documents to the Lenders party to the Credit Agreement (as in effect immediately after giving effect to this Agreement) whose Commitment will be increased or initiated in connection with this Agreement (the “Assignee Lenders”), such that after giving effect to such assignment and on the Extension Effective Date, the Commitment of each Lender shall be the amount set forth on Schedule A to this Agreement.  All applicable provisions of Section 9.06 and Exhibit E to the Credit Agreement shall apply to such assignments, which provisions are hereby incorporated by reference into this Agreement.

SECTION 5.                                Consent of Guarantors.  The Borrower represents and warrants to the Lenders that no Guarantor consent is required for the extension of the Maturity Date as contemplated by Section 2.17 to the Credit Agreement and this Agreement.

SECTION 6.                                Miscellaneous.

(a)                                  Effect.  Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force and effect.  Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

(b)                                 Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

(c)                                  Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(d)                                 Integration.  This Agreement and the other Loan Documents represent the entire agreement of the Loan Parties, the Lenders and the Administrative Agent with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or

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warranties by the Lenders relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

(e)                                  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

FEDEX CORPORATION

By:	/s/ CHARLES M. BUCHAS, JR.
Name:	Charles M. Buchas, Jr.
Title:	Corporate Vice President and Treasurer

4

JPMORGAN CHASE BANK,
individually and as Administrative Agent

By:	/s/ MATTHEW H. MASSIE
Name:	Matthew H. Massie
Title:	Managing Director

5

BANK OF AMERICA, N.A.

By:	/s/ SHARON BURKS HOROS
Name:	Sharon Burks Horos
Title:	Vice President

THE BANK OF NEW YORK

By:	/s/ DAVID T. SUNDERWIRTH
Name:	David T. Sunderwirth
Title:	Vice President

THE BANK OF NOVA SCOTIA

By:	/s/ WILLIAM E. ZARRETT
Name:	William E. Zarrett
Title:	Managing Director

BANK OF TOKYO-MITSUBISHI TRUST COMPANY

By:	/s/ J.W. RHODES
Name:	J.W. Rhodes
Title:	Vice President

BANK ONE, NA as Co-Documentation
Agent and as Lender

By:	/s/ CHRISTOPHER C. CAVAIANI
Name:	Christopher C. Cavaiani
Title:	Director

CITICORP USA, INC.

By:	/s/ GAYLORD C. HOLMES
Name:	Gaylord C. Holmes
Title:	Director

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By:	/s/ HARRY P. YERGEY
Name:	Harry P. Yergey
Title:	Senior Vice President & Manager

By:	/s/ SUBASH R. VISWANATHAN
Name:	Subash R. Viswanathan
Title:	Senior Vice President

CREDIT SUISSE FIRST BOSTON ACTING THROUGH ITS CAYMEN ISLANDS BRANCH

By:	/s/ KARL STUDER
Name:	Karl Studer
Title:	Director

By:	/s/ ERIK BOEHMER
Name:	Erik Boehmer
Title:	Assistant Vice President

DVB BANK AG

By:	/s/ JAMES M. MORTON
Name:	James M. Morton
Title:	Vice President

By:	/s/ CHRISTIAN WULF
Name:	Christian Wulf
Title:	Vice President

FIFTH THIRD BANK

By:	/s/ DAVID J. HICKS
Name:	David J. Hicks
Title:	Vice President

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:	/s/ JAMES H. MOORE, JR.
Name:	James H. Moore, Jr.
Title:	Senior Vice President

HSBC BANK USA

By:	/s/ BRYAN DEBROKA
Name:	Bryan DeBroka
Title:	Vice President

KBC BANK N.V.

By:	/s/ ROBERT SNAUFFER
Name:	Robert Snauffer
Title:	First Vice President

By:	/s/ ERIC RASKIN
Name:	Eric Raskin
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION

By:	/s/ FRANCIS W. LUTZ, JR.
Name:	Francis W. Lutz, Jr.
Title:	Vice President

KFW

By:	/s/ WOLF MUTH
Name:	Wolf Muth
Title:	Vice President

By:	/s/ CHRISTIAN KRAMER
Name:	Christian Kramer
Title:	Vice President

MELLON BANK, N.A.

By:	/s/ MARK F. JOHNSTON
Name:	Mark F. Johnston
Title:	Vice President

MERRILL LYNCH BANK USA

By:	/s/ LOUIS ALDER
Name:	Louis Alder
Title:	Vice President

MIZUHO CORPORATE BANK, LTD.

By:	/s/ ROBERT GALLAGHER
Name:	Robert Gallagher
Title:	Vice President & Team Leader

MORGAN STANLEY BANK

By:	/s/ JAAP L. TONCKENS
Name:	Jaap L. Tonckens
Title:	Vice President

THE NORTHERN TRUST COMPANY

By:	/s/ ASHISH S. BHAGWAT
Name:	Ashish S. Bhagwat
Title:	Vice President

REGIONS BANK

By:	/s/ DAVID WALLER
Name:	David Waller
Title:	Vice President

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ DAVID APPS
Name:	David Apps
Title:	Senior Vice President

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ PETER R.C. KNIGHT
Name:	Peter R.C. Knight
Title:	Joint General Manager

SUNTRUST BANK

By:	/s/ BRYAN W. FORD
Name:	Bryan W. Ford
Title:	Director

UFJ BANK LIMITED

By:	/s/ RUSSELL BOHNER
Name:	Russell Bohner
Title:	Vice President

UNION PLANTERS BANK, N.A.

By:	/s/ JAMES R. GUMMEL
Name:	James R. Gummel
Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ FREDERICK E. BLUMER
Name:	Frederick E. Blumer
Title:	Vice President

SCHEDULE A

	Commitment Prior to the Effectiveness of this Agreement	Commitment After the Effectiveness of this Agreement

Extending Lenders:

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES	$15,000,000	$15,000,000

THE ROYAL BANK OF SCOTLAND PLC	$15,000,000	$15,000,000

KBC BANK N.V.	$10,000,000	$10,000,000

KfW	$10,000,000	$10,000,000

MELLON BANK, N.A.	$10,000,000	$10,000,000

THE BANK OF NOVA SCOTIA	$10,000,000	$10,000,000

SUMITOMO MITSUI BANKING CORPORATION	$10,000,000	$10,000,000

KEYBANK NATIONAL ASSOCIATION	$7,500,000	$7,500,000

MERRILL LYNCH BANK USA	$7,500,000	$7,500,000

MIZUHO CORPORATE BANK, LTD.	$7,500,000	$7,500,000

REGIONS BANK	$7,500,000	$7,500,000

UNIONS PLANTERS BANK, N.A.	$7,500,000	$7,500,000

THE BANK OF NEW YORK	$5,000,000	$5,000,000

DVB BANK AG	$5,000,000	$5,000,000

FIFTH THIRD BANK	$5,000,000	$5,000,000

FIRST TENNESSEE BANK NATIONAL ASSOCIATION	$5,000,000	$5,000,000

THE NORTHERN TRUST COMPANY	$5,000,000	$5,000,000

SUNTRUST BANK	$5,000,000	$5,000,000

UFJ BANK LIMITED	$5,000,000	$5,000,000

WACHOVIA BANK, NATIONAL ASSOCIATION	$5,000,000	$5,000,000

Assigning Lenders:

JPMORGAN CHASE BANK	$24,500,000	$17,500,000

BANK ONE, NA	$17,000,000	$15,000,000

BANK OF TOKYO-MITSUBISHI TRUST COMPANY	$17,000,000	$15,000,000

BANK OF AMERICA, N.A.	$17,000,000	$15,000,000

CITICORP USA, INC.	$17,000,000	$15,000,000

Assignee Lenders:

MORGAN STANLEY BANK	$0	$5,000,000

HSBC BANK USA	$0	$5,000,000

CREDIT SUISSE FIRST BOSTON	$0	$5,000,000

TOTAL	$250,000,000	$250,000,000